UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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NOTIFICATION OF LATE FILING
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 19, 2021
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11111 Katy Freeway, Suite 1006, Houston, TX 77079
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definite Agreement.

On August 19, 2021, Nuverra Environmental Solutions, Inc. . (“Nuverra” or the “Company”), entered into a Second Amendment to Loan Agreement (the “Second Amendment”) with First International Bank & Trust, a North Dakota banking corporation (the “Lender”), pursuant to which the Company and the Lender agreed to amend that certain Master Loan Agreement, dated November 16, 2020 (as previously amended, the “Loan Agreement”), between the Company and Lender in order to increase by $531,166 the maximum availability under the letter of credit facility (the “Letter of Credit Facility”) and make certain other modifications to the terms of the Loan Agreement, including (i) modifying the debt service coverage ratio covenant, contained in section 5(N) of the Loan Agreement, so that it would first be tested for the fiscal year ending December 31, 2022, (ii) permitting the sale or other disposition of certain assets and other equipment, and (iii) temporarily increasing the interest rate on the CRE Loan (as such term defined in the Loan Agreement) by 1.5% per annum.

As amended, the Letter of Credit Facility provides for the issuance of letters of credit of up to $5.880 million in aggregate face amount and is evidenced by an existing Amended and Restated Promissory Note (Letter of Credit Loan), dated January 25, 2021 (the “Existing Letter of Credit Note”), in the face amount of $5,349,000 and a newly executed Promissory Note (Letter of Credit Loan-Insurance), dated August 19, 2021 (the “Additional Letter of Credit Note”), in the face amount of $531,166. All other terms of the Letter of Credit Facility remain unchanged.

The Second Amendment also provides for the addition of certain real property located in Mackenzie County, North Dakota to a mortgage previously granted by the Company in favor of the Lender.

The foregoing descriptions of the Second Amendment and the Additional Letter of Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures regarding the Second Amendment and the Additional Letter of Credit Note as set forth above in Item 1.01 are incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Loan Agreement, dated August 19, 2021, between Nuverra Environmental Solutions, Inc. and First International Bank & Trust.

10.2	Promissory Note (Letter of Credit Loan-Insurance), dated August 19, 2021, by Nuverra Environmental Solutions, Inc. in favor of First International Bank & Trust.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: August 19, 2021	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary